LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:       FEBRUARY 1-29, 2004                          PAYMENT DATE:    MAR 15 2004
DETERMINATION DATE:      MAR 09 2004                                  REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1       CLASS A-2    CLASS A-3       CLASS A-4        CLASS A         CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%          14.20%         30.00%         23.20%         29.60%          97.00%          3.00%
Original Pool Balance    250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00   7,500,000.00
Note Balance Total       250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00   7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                         1.840%         2.470%         3.175%         3.983%                         8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
       APR                    14.78400%
Initial Weighted Average
       Monthly Dealer
       Participation Fee Rate  0.00000%
Initial Weighted Average
       Adjusted APR (net of
       Monthly Dealer
       Participation) of
       Remaining Portfolio    14.78400%
Initial Weighted Average
       Remaining Term             64.00
Initial Weighted Average
       Original Term              67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1       CLASS A-2      CLASS A-3       CLASS A-4       CLASS A         CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance       140,672,459.36            0.00  4,452,285.56   58,000,000.00   74,000,000.00  136,452,285.56   4,220,173.80
Total Note Balance       136,452,285.56            0.00  4,452,285.56   58,000,000.00   74,000,000.00  136,452,285.56           0.00

EOP:
Class Percentages               100.00%                                                                        97.00%          3.00%
Number of Current Month
       Closed Contracts             283
Number of Reopened Loans              0
Number of Contracts - EOP         9,764
Total Pool Balance - EOP 134,628,415.12            0.00          0.00   56,589,562.65   74,000,000.00  130,589,562.65   4,038,852.47
Total Note Balance - EOP 130,589,562.65            0.00          0.00   56,589,562.65   74,000,000.00  130,589,562.65           0.00

Class Collateral Pool
       Factors               0.52235825      0.00000000    0.00000000      0.97568211      1.00000000                     0.00000000

Weighted Average APR of
       Remaining Portfolio    14.76539%
Weighted Average Monthly
       Dealer Participation
       Fee Rate                0.00000%
Weighted Average Adjusted
       APR (net of Monthly
       Dealer Participation)
       of Remaining Portfolio 14.76539%
Weighted Average
       Remaining Term             46.78
Weighted Average
       Original Term              66.91


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                        CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:         Principal                                                2,139,861.53
                          Interest                                                 1,526,209.39
Early Payoffs:            Principal Collected                                      2,500,292.44
                          Early Payoff Excess Servicing Compensation                     605.71
                          Early Payoff Principal Net of Rule of 78s Adj.           2,499,686.73           181
                          Interest                                                    31,558.75
Liquidated Receivable:    Principal Collected                                        103,168.80
                          Liquidated Receivable Excess Servicing Compensation              0.00
                          Liquidated Receivable Principal Net of Rule of 78s Adj.    103,168.80           102
                          Interest                                                       (47.81)
Cram Down Loss:           Principal                                                        0.00
Purchase Amount:          Principal                                                        0.00             0
                          Interest                                                         0.00
                          Total Principal                                          4,742,717.06
                          Total Interest                                           1,557,720.33
                          Total Principal and Interest                             6,300,437.39
Recoveries                                                                           482,180.90
Excess Servicing Compensation                                                            605.71
Late Fees & Miscellaneous Fees                                                        46,060.64
Collection Account Customer Cash                                                   6,829,284.64
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                   3,444.17
Servicer Simple Interest Shortfall or (Excess)                                       104,553.36
Simple Interest Excess to Spread Account                                                   0.00
Available Funds                                                                    6,937,282.17

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION                                                                                           AMOUNT      DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    6,937,282.17
Monthly Dealer Participation Fee                                                           0.00     6,937,282.17          0.00
Prior Unpaid Dealer Participation Fee                                                      0.00     6,937,282.17

Servicing Fees:           Current Month Servicing Fee                                257,899.51
                          Prior Period Unpaid Servicing Fee                                0.00
                          Late Fees & Miscellaneous Fees                              46,060.64
                          Excess Servicing Compensation                                  605.71
                                  Total Servicing Fees:                              304,565.86     6,632,716.31          0.00
Senior Strip:                                                                         29,306.76     6,603,409.55          0.00
Indenture Trustee Fee                                                                    397.99     6,603,011.56          0.00
Custodian Fee                                                                          2,461.77     6,600,549.79          0.00
Backup Servicer Fee                                                                    2,520.38     6,598,029.41          0.00
Prior Unpaid Indenture Trustee Fee                                                         0.00     6,598,029.41          0.00
Prior Unpaid Custodian Fee                                                                 0.00     6,598,029.41          0.00
Prior Unpaid Backup Servicing Fee                                                          0.00     6,598,029.41          0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION           SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT              DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:   Current Month                                          0.00    6,598,029.41                  0.00
                           Prior Carryover Shortfall                              0.00    6,598,029.41
Class A-2 Note Interest:   Current Month                                      9,164.29    6,588,865.12                  0.00
                           Prior Carryover Shortfall                              0.00    6,588,865.12
Class A-3 Note Interest:   Current Month                                    153,458.33    6,435,406.79                  0.00
                           Prior Carryover Shortfall                              0.00    6,435,406.79
Class A-4 Note Interest:   Current Month                                    245,618.33    6,189,788.46                  0.00
                           Prior Carryover Shortfall                              0.00    6,189,788.46
Class A-1 Note Principal:  Current Month                                          0.00    6,189,788.46                  0.00
                           Prior Carryover Shortfall                              0.00    6,189,788.46
Class A-2 Note Principal:  Current Month                                  4,452,285.56    1,737,502.90                  0.00
                           Prior Carryover Shortfall                              0.00    1,737,502.90
Class A-3 Note Principal:  Current Month                                  1,410,437.35      327,065.55                  0.00
                           Prior Carryover Shortfall                              0.00      327,065.55
Class A-4 Note Principal:  Current Month                                          0.00      327,065.55                  0.00
                           Prior Carryover Shortfall                              0.00      327,065.55
Certificate Insurer:       Premium                                           38,088.62      288,976.93                  0.00
                           Reimbursement Obligations                              0.00      288,976.93
Expenses:                  Trust Collateral Agent                                 0.00      288,976.93                  0.00
                           Indenture Trustee                                      0.00      288,976.93                  0.00
                           Custodian                                              0.00      288,976.93                  0.00
                           Backup Servicer                                        0.00      288,976.93                  0.00
Senior Strip Allocation                                                           0.00      288,976.93
Class B Note Interest:     Current Month                                          0.00      288,976.93                  0.00
                           Prior Carryover Shortfall                              0.00      288,976.93
Distribution to the Class B Reserve Account                                       0.00      288,976.93
Distribution (from) the Class B Reserve Account                                   0.00      288,976.93
Distribution to (from) the Spread Account                                   288,976.93            0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:  BOP Liquidated Receivable Principal Balance      1,404,495.98
                         Liquidation Principal Proceeds                     103,168.80
                         Principal Loss                                   1,301,327.18
                         Prior Month Cumulative Principal Loss LTD       20,527,860.25
                         Cumulative Principal Loss LTD                   21,829,187.43


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS          AMOUNT      % OF TOTAL POOL BALANCE
Current                          6,619        89,361,765.90            66.38%
1-29 Days                        2,776        39,904,436.42            29.64%
30-59 Days                         194         2,749,420.19             2.04%
60-89 Days                          80         1,202,983.79             0.89%
90-119 Days                         54           817,479.68             0.61%
120 Days or More                    41           592,329.14             0.44%
Total                            9,764       134,628,415.12           100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                            Trigger      Trigger    Event of Default    Event of
                          Current Month    Threshold      Event         Threshold       Default

Average Delinquency Ratio   2.73552%         8.00%          NO           10.00%            NO
Cumulative Default Rate        9.48%        14.33%          NO           17.10%            NO
Cumulative Loss Rate           5.28%         7.17%          NO            8.55%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                       CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                                     # OF CONTRACTS      AMOUNT *                                 # OF CONTRACTS     AMOUNT *
Prior Month Inventory                             60     890,462.80     Prior Month Inventory                  17     229,175.83
Current Month Repos                               42     645,119.52     Current Month Repos                    67   1,021,358.41
Repos Actually Liquidated                         49     754,190.51     Repos from Trust Liquidation            0           0.00
Repos Liquidated at 60+ or 150+                    0           0.00     Repos Actually Liquidated              65     974,888.36
Dealer Payoff                                      0           0.00       Dealer Payoff                         0           0.00
Redeemed / Cured                                   3      39,771.08     Redeemed / Cured                        0           0.00
Purchased Repos                                    0           0.00     Purchased Repos                         0           0.00
Current Month Inventory                           50     741,620.73     Current Month Inventory                19     275,645.88

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                     # OF CONTRACTS       AMOUNT
Current Month Balance                            102   1,404,495.98
Cumulative Balance                             1,545  23,744,779.25
Current Month Proceeds                                   103,120.99
Cumulative Proceeds                                    1,907,762.37
Current Month Recoveries                                 482,180.90
Cumulative Recoveries                                  8,633,868.50

                                     RECEIVABLES LIQUIDATED AT 150 OR
                                     MORE DAYS DELINQUENT, 60 OR MORE
                                     DAYS PAST THE DATE AVAILABLE FOR SALE       CUMULATIVE RECEIVABLES LIQUIDATED
                                     AND BY ELECTION:                            AT 150+ AND 60+:

                                            Balance         Units                         Balance         Units
Prior Month                                23,359.49              2                      334,781.62             19
Current Trust Liquidation Balance              25.00              1                           25.00              1
Current Monthly Principal Payments           (311.24)
Reopened Loan Due to NSF                        0.00              0
Current Repurchases                             0.00              0
Current Recovery Sale Proceeds                  0.00              0
Deficiency Balance of Sold Vehicles             0.00
EOP                                        23,073.25              3                      334,806.62             20

SPREAD ACCOUNT RECONCILIATION
                                                                    REQUISITE AMOUNT: 10,770,273.21
Total Deposit                                          3,750,000.00
BOP Balance                                           11,253,796.75
Remaining Distribution Amount                            288,976.93
Simple Interest Excess to Spread Account                          -
Investment Income                                          7,879.47
Current Month Draw                                                -
EOP Balance Prior to Distribution                     11,550,653.15

Current Spread Account Release Amount                    780,379.94

EOP Balance                                           10,770,273.21

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                           SPECIFIED CLASS B
                                                                           RESERVE BALANCE:         0.00
Total Deposit                                             2,812,500.00
BOP Balance                                                       0.00
Excess Due Class B Reserve From Spread Account              780,379.94
Senior Strip                                                      0.00
Investment Income                                                 0.00
Current Month Draw                                                0.00
EOP Balance Prior to Distribution                           780,379.94
Class B Reserve Account Release Amount                      780,379.94
EOP Balance                                                       0.00
       Class B Principal Payment Amount                           0.00
       Distribution to Certificateholder                    780,379.94

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

--------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------------------------------------------------------
         UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT    UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT
              3             1.53%              1.95%               3            3.06%               3.90%
              6             2.76%              3.50%               6            5.53%               7.00%
              9             3.96%              4.87%               9            7.91%               9.74%
             12             5.22%              5.97%              12           10.45%              11.94%
             15             6.12%              7.04%              15           12.24%              14.08%
             18             6.64%              7.85%              18           13.28%              15.70%
             21             7.17%              8.55%              21           14.33%              17.10%
             24             7.65%              9.14%              24           15.30%              18.27%
             27             8.10%              9.58%              27           16.19%              19.17%
             30             8.47%              9.98%              30           16.94%              19.97%
             33             8.77%             10.32%              33           17.54%              20.64%
             36             9.03%             10.69%              36           18.05%              21.37%
             39             9.22%             10.87%              39           18.44%              21.74%
             42             9.36%             11.06%              42           18.73%              22.12%
             45             9.47%             11.17%              45           18.95%              22.34%
             48             9.59%             11.28%              48           19.18%              22.56%
             51             9.63%             11.32%              51           19.26%              22.63%
             54             9.66%             11.39%              54           19.33%              22.78%
             57             9.70%             11.42%              57           19.40%              22.85%
             60             9.70%             11.42%              60           19.40%              22.85%
             63             9.70%             11.42%              63           19.40%              22.85%
             66             9.70%             11.42%              66           19.40%              22.85%
             69             9.70%             11.42%              69           19.40%              22.85%
             72             9.70%             11.42%              72           19.40%              22.85%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:                TRIGGER EVENT      EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                   8.00%              10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 29, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.


---------------------------

/s/ Maureen E. Morley
---------------------------
Maureen E. Morley
Vice President and Controller